Financial risk management	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Financial risk management

33.	Financial risk management

The Company is exposed to a variety of risks arising from its operations, including price risk (related to crude oil and oil products prices), foreign exchange rates risk, interest rates risk, credit risk and liquidity risk. Corporate risk management is part of the Company’s commitment to act ethically and comply with the legal and regulatory requirements of the countries where it operates.

To manage market and financial risks the Company prefers structuring measures through adequate capital and leverage management. While managing risks, the Company considers its corporate governance and controls, technical departments and statutory committees monitoring, under the guidance of the Board of Executive Officers and the Board of Directors. The Company takes risks into account in its business decisions and manages any such risk in an integrated manner to take advantage of the benefits of diversification.

In its corporate risk management process, Petrobras maintains derivative financial instruments to hedge its exposures to market risks on certain occasions and designates certain U.S. dollar obligations and highly probable future exports as hedge accounting relationships to protect against exchange rate variations.

The Company presents a sensitivity analysis for the period of one year, except for operations with commodity derivatives, for which a three-month period is applied, due to the short-term nature of these transactions.

The effects of derivative financial instruments and hedge accounting are set out as follows.

33.1.	Statement of income

	Gains/ (losses) recognized in the statement of income
	2024	2023	2022
Exchange rate risk
Cross-currency Swap CDI x Dollar - Note 33.4.1 (b)	(96)	81	211
Cash flow hedge on exports - Note 33.4.1 (a)	(2,992)	(3,763)	(4,871)
Interest rate risk
Swap Pounds sterling x dollar	−	−	(297)
Swap IPCA X CDI - 33.4.1 (b)	(78)	25	(50)
Others	−	−	5
Recognized in Net finance income (expense)	(3,166)	(3,657)	(5,002)
Price risk (commodity derivatives)
Recognized in other income and expenses	42	11	(256)
Total	(3,124)	(3,646)	(5,258)

The effects on the statement of income of derivative financial instruments reflect outstanding transactions and transactions closed during the years.

33.2.	Statement of comprehensive income

Gains/ (losses) recognized in the statement of comprehensive income
	2024	2023	2022
Hedge accounting
Cash flow hedge on exports - Note 33.4.1 (a)	(12,635)	8,317	10,094
Deferred income taxes	4,295	(2,830)	(3,432)
Total	(8,340)	5,487	6,662

33.3.	Statement of Financial Position

	12.31.2024	12.31.2023
Fair value Asset Position (Liability)
Open derivatives transactions	(101)	20
Closed derivatives transactions awaiting financial settlement	1	10
Recognized in Statements of Financial Position	(100)	30
Other assets (note 21)	29	92
Other liabilities (note 21)	(129)	(62)

The following table presents the details of the open derivative financial instruments held by the Company as of December 31, 2024, and represents its risk exposure:

		Statement of Financial Position
				Fair value	Fair value hierarchy	Maturity
	Notional value		Asset Position (Liability)
	12.31.2024	12.31.2023	12.31.2024	12.31.2023
Derivatives not designated for hedge accounting
Exchange Risk (1)
Cross-currency swap - CDI x US$	488	729	(105)	(49)	Level 2	2029
Short position/Foreign currency forwards (BRL/USD)	(20)	(1)	-	−	Level 2	2025
Interest rate risk			-	-
Swap - IPCA X CDI	R$ 3,008	R$ 3,008	17	68	Level 2	2029/2034
Price risk			−	−
Future contracts - Crude oil and oil products (2)	(1,450)	(1,053)	(13)	1	Level 1	2025
Swap - Short position/Soybean oil (3)	−	(1)	−	−	Level 2	-
Total open derivative transactions			(101)	20
(1) Amounts in US$ and R$ are presented in million.
(2) Notional value in thousands of bbl.
(3) Notional value in thousands of tons.

Commercial derivatives require guarantees, accounted for as other assets and/or other liabilities.

	Guarantees given as collateral
	31.12.2024	12.31.2023
Commodity derivatives	69	18

Equity

Cumulative losses in other comprehensive income (shareholders’ equity)
	2024	2023	2022
Hedge accounting
Cash flow hedge on exports - Note 33.4.1 (a)	(30,845)	(18,210)	(26,527)
Deferred income taxes	10,485	6,190	9,020
Total	(20,360)	(12,020)	(17,507)

33.4.	Market risks
33.4.1.	Foreign exchange risk management

By managing its foreign exchange risk, the Company takes into account the cash flows derived from its operations as a whole. This concept is especially applicable to the risk relating to the exposure of the Brazilian Real against the U.S. dollar, in which future cash flows in U.S. dollar, as well as cash flows in Brazilian Real affected by the fluctuation between both currencies, such as cash flows derived from diesel and gasoline sales in the domestic market, are assessed in an integrated manner.

Accordingly, the financial risk management mainly involves structured actions encompassing the business of the Company.

Changes in the Real/U.S. dollar spot rate, as well as foreign exchange variation of the Real against other foreign currencies, may affect net income and the statement of financial position due to the exposures in foreign currencies, such as high probable future transactions, monetary items and firm commitments.

The Company seeks to mitigate the effect of potential variations in the Real/U.S. dollar spot rates mainly raising funds denominated in U.S. dollars, aiming at reducing the net exposure between obligations and receipts in this currency, thus representing a form of structural protection that takes into account criteria of liquidity and cost competitiveness.

Foreign exchange variation on future exports denominated in U.S. Dollar in a given period are efficiently hedged by the U.S. dollar debt portfolio taking into account changes in such portfolio over time. Cash flow hedge involving the Company’s future exports are presented in note 34.4.1(a).

The foreign exchange risk management strategy may involve the use of derivative financial instruments to hedge certain liabilities, mitigating foreign exchange rate risk exposure, especially when the Company is exposed to a foreign currency in which no cash inflows are expected. The positions with exchange rate derivatives are presented in note 34.3.

In the short-term, the foreign exchange risk is managed by applying resources in cash or cash equivalent denominated in Brazilian Real, U.S. dollar or in another currency.

a)	Cash Flow Hedge involving the Company’s future exports

The Company uses hedge accounting for the risk arising from exchange rate variations of “highly probable future exports” (hedged item) by means of foreign exchange rate variations of proportions of certain obligations denominated in U.S. dollars (hedging instruments).

The carrying amounts, the fair value as of December 31, 2024, and a schedule of expected reclassifications to the statement of income of cumulative losses recognized in other comprehensive income (shareholders’ equity) based on a US$ 1.00 / R$ 6.1923 exchange rate are set out below:

		Present value of hedging instrument notional value at 12.31.2024
Hedging Instrument	Hedged Transactions	Nature of the Risk	Maturity Date	US$ million	R$ million
Foreign exchange gains and losses on proportion of non-derivative financial instruments cash flows	Foreign exchange gains and losses of highly probable future monthly exports revenues	Foreign Currency – Real vs U.S. Dollar Spot Rate	January 2025 to December 2034	65,900	408,073

Changes in the present value of hedging instrument notional value	US$ million	R$ million
Amounts designated as of December 31, 2023	65,138	315,350
Additional hedging relationships designated, designations revoked and hedging instruments re-designated	18,993	104,302
Exports affecting the statement of income	(9,767)	(52,126)
Principal repayments / amortization	(8,464)	(46,114)
Foreign exchange variation	-	86,661
Amounts designated as of December 31, 2024	65,900	408,073
Nominal value of hedging instrument (finance debt and lease liability) at December 31, 2024	84,690	524,425

In 2024, the Company recognized a US$ 208 loss within foreign exchange gains (losses) due to ineffectiveness (a US$ 172 gain in the same period of 2023).

The average ratio of future exports for which cash flow hedge accounting was designated to the highly probable future exports is 69.11%.

A roll-forward schedule of cumulative foreign exchange losses recognized in equity to be realized by future exports is set out below:

	2024	2023
Opening balance	(18,210)	(26,527)
Recognized in equity	(15,627)	4,554
Reclassified to the statement of income	2,992	3,763
Other comprehensive income (loss)	(12,635)	8,317
Closing balance	(30,845)	(18,210)

Additional hedging relationships may be revoked or additional reclassification adjustments from equity to the statement of income may occur as a result of changes in forecasted export prices and export volumes following future revisions of the Company’s business plans. Based on a sensitivity analysis considering a US$ 10/barrel decrease in Brent prices stress scenario, when compared to the Brent price projections in the Business Plan 2025-2029, would not indicate a reclassification from equity to the statement of income.

A schedule of expected reclassification of cumulative foreign exchange losses recognized in other comprehensive income to the statement of income as of December 31, 2024, is set out below:

	2025	2026	2027	2028	2029	2030 onwards	Total
Expected realization	(5,557)	(5,697)	(5,766)	(4,497)	(3,658)	(5,670)	(30,845)

Accounting policy for hedge accounting

At inception of the hedge relationship, the Company documents its objective and strategy, including identification of the hedging instrument, the hedged item, the nature of the hedged risk and evaluation of hedge effectiveness requirements.

Considering the natural hedge and the risk management strategy, the Company designates hedging relationships to account for the effects of the existing hedge between a foreign exchange gain or loss from proportions of its long-term debt obligations (denominated in U.S. dollars) and foreign exchange gain or loss of its highly probable U.S. dollar denominated future exports revenues, so that gains or losses associated with the hedged transaction (the highly probable future exports) and the hedging instrument (debt obligations) are recognized in the statement of income in the same periods.

Foreign exchange gains and losses on proportions of debt obligations and lease liability (non-derivative financial instruments) have been designated as hedging instruments.

The highly probable future exports for each month are hedged by a proportion of the debt obligations with an equal US dollar nominal amount. Only a portion of the Company’s forecast exports are considered highly probable.

The Company’s future exports are exposed to the risk of variation in the Brazilian Real/U.S. dollar spot rate, which is offset by the converse exposure to the same type of risk with respect to its debt denominated in U.S. dollar.

The hedge relationships are assessed on a monthly basis and they may cease and may be re-designated in order to achieve the risk management strategy.

Foreign exchange gains and losses relating to the effective portion of such hedges are recognized in equity, within other comprehensive income and reclassified to the statement of income within finance income (expense) in the periods when the hedged item affects the statement of income.

Whenever a portion of future exports for a certain period, for which their foreign exchange gains and losses hedging relationship has been designated is no longer highly probable, the Company revokes the designation and the cumulative foreign exchange gains or losses that have been recognized in other comprehensive income remain separately in equity until the forecast exports occur.

If future exports for which foreign exchange gains and losses hedging relationship has been designated is no longer expected to occur, any related cumulative foreign exchange gains or losses that have been recognized in other comprehensive income from the date the hedging relationship was designated to the date the Company revoked the designation is immediately recycled from other comprehensive income to the statement of income.

In addition, when a financial instrument designated as a hedging instrument expires or settles, the Company may replace it with another financial instrument in a manner in which the hedge relationship continues to occur. Likewise, whenever a hedged transaction effectively occurs, its financial instrument previously designated as a hedging instrument may be designated for a new hedge relationship.

Gains or losses relating to the ineffective portion are immediately recognized in finance income (expense). Ineffectiveness may occur as hedged items and hedge instruments have different maturity dates and due to discount rate used to determine their present value.

b)	Derivative financial instruments not designated for hedge accounting

In September 2019, Petrobras contracted a cross-currency swap aiming to protect against exposure arising from the 7th issuance of debentures, for IPCA x CDI operations, maturing in September 2029 and September 2034, and US$ 240 for CDI x U.S. Dollar operations, maturing in September 2024 and September 2029. In September 2024, the notional amount of the matured cross-currency swap was US$ 241.

The methodology used to calculate the fair value of this swap operation consists of calculating the future value of the operations, using rates agreed in each contract and the projections of the interest rate curves, IPCA coupon and foreign exchange coupon, discounting to present value using the risk-free rate. Curves are obtained from Bloomberg based on forward contracts traded in stock exchanges.

The mark-to-market is adjusted to the credit risk of the financial institutions, which is not relevant in terms of financial volume, since the Company makes contracts with highly rated banks.

Changes in interest rate forward curves (CDI interest rate) may affect the Company's results, due to the market value of these swap contracts. In preparing a sensitivity analysis for these curves, a parallel shock was estimated based on the average maturity of these swap contracts, in the scope of the Company’s Risk Management Policy, which resulted in a 618 basis points effect on the estimated interest rate. The effect of this sensitivity analysis, keeping all other variables constant, is shown in the following table:

Financial Instruments	Reasonably possible scenario
SWAP CDI x USD	(10)

c)	Sensitivity analysis for foreign exchange risk on financial instruments

The sensitivity analysis only covers the exchange rate variation and maintains all other variables constant. The probable scenario is referenced on external sources like Focus bulletin and Thomson Reuters, making use of the exchange rate forecast for the end of the following year, as follows:

•	U.S. dollar x real - a 3.15% appreciation of the real;
•	euro x U.S. dollar - a 1.03% depreciation of the euro;
•	pound sterling x U.S. dollar - a 1.32% depreciation of the pound sterling.

The reasonably possible scenario has the same references and considers the risk of depreciation of a 20% depreciation of the closing exchange rate of the year against the reference currency, except for assets and liabilities of foreign subsidiaries, when transacted in a currency equivalent to their respective functional currencies.

Risk	Financial Instruments	Exposure at 12.31.2024	Exposure in R$ million	Probable Scenario	Reasonably possible scenario
Dollar/Real	Assets	7,616	47,159	(240)	1,523
	Liabilities	(113,943)	(705,569)	3,594	(22,789)
	Exchange rate - Cross currency swap	(488)	(3,023)	15	(98)
	Cash flow hedge on exports	65,900	408,073	(2,078)	13,180
	Total	(40,915)	(253,360)	1,291	(8,184)
Euro/Dollar	Assets	941	5,824	10	188
	Liabilities	(1,552)	(9,611)	(16)	(310)
	Total	(611)	(3,787)	(6)	(122)
Pound/Dollar	Assets	934	5,784	12	187
	Liabilities	(1,841)	(11,402)	(24)	(368)
	Total	(907)	(5,618)	(12)	(181)
Pound/Real	Assets	21	131	4	(2)
	Liabilities	(42)	(257)	1	(8)
	Total	(21)	(126)	5	(10)
Total at December 31, 2024		(42,454)	(262,891)	1,278	(8,497)

33.4.2.	Risk management of products prices - crude oil and oil products and other commodities

The Company is exposed to commodity price cycles, and it may use derivative instruments to hedge exposures related to prices of products purchased and sold to fulfill operational needs and in specific circumstances depending on business environment analysis and assessment of whether the targets of the Business Plan are being met.

The Company, by use of its assets, positions and market knowledge from its operations in Brazil and abroad, may seek to optimize some of its commercial operations in the international market, with the use of commodity derivatives to manage price risk.

The probable scenario uses market references, used in pricing models for oil, oil products and natural gas markets, and takes into account the closing price of the asset on December 31, 2024. Therefore, no effect is considered arising from outstanding operations in this scenario. The reasonably possible scenario reflects the potential effects on the statement of income from outstanding transactions, considering a variation in the closing price of 20%. To simulate the most unfavorable scenarios, the variation was applied to each asset according to open transactions: price decrease for long positions and increase for short positions.

Financial Instruments	Risk	Probable scenario	Reasonably possible scenario
Derivatives not designated for hedge accounting
Crude oil and oil products - price changes	Future and forward contracts (Swap)	−	(148)
Soybean oil - price changes	Future and forward contracts (Swap)	−	-
Foreign currency - depreciation BRL x USD	Forward contracts	−	(2)
		−	(150)

The positions with commodity derivatives are presented in note 33.3.

33.4.3.	Interest rate risk management

The Company considers that interest rate risk does not create a significant exposure and therefore, preferably does not use derivative financial instruments to manage interest rate risk, except for specific situations faced by certain subsidiaries of Petrobras.

In this sensitivity analysis, the probable scenario represents the amounts to be disbursed by Petrobras relating to the payment of interests on debts linked to floating rates as of December 31, 2024. The reasonably possible scenario represents the disbursement if there is a 40% change on these rates, keeping all other variables constant.

Risk	Sensitivity effect on the results	Reasonably possible scenario
Finance debt
SOFR 3M (1)	93	120
SOFR 6M (1)	90	106
SOFR O/N (1)	140	195
CDI	401	562
TR	5	6
TJLP	52	73
IPCA	68	95
	849	1,157
(1) It represents the Secured Overnight Financing Rate (note 24.4).

33.5.	Liquidity risk management

The possibility of a shortage of cash to settle the Company’s obligations on the agreed dates is managed by the Company. The Company mitigates its liquidity risk by defining reference parameters for treasury management and by periodically analyzing the risks associated to the projected cash flow, quantifying its main risks through Monte Carlo simulations. These risks include oil prices, exchange rates, gasoline and diesel international prices, among others. In this way, the Company is able to predict cash needs for its operational continuity and for the execution of its strategic plan.

Management believes that its current working capital is sufficient for the Company's present requirements. In the event that the Company presents a negative net working capital, management believes it does not compromise the Company's liquidity since Petrobras maintains revolving credit facilities contracted as a liquidity reserve to be used in adverse scenarios (see note 30.5).

Additionally, the Company regularly assesses market conditions and may enter into transactions to repurchase its own securities or those of its subsidiaries, through a variety of means, including tender offers, make whole exercises and open market repurchases, since they are in line with the Company's liability management strategy, in order to improve its debt repayment profile and cost of debt.

The expected cash flows from finance debt, lease liabilities, post-employment benefits and decommissioning costs are presented in notes 30.4 and 31, 18.3.4 and 20, respectively.

33.6.	Credit risk

Credit risk management in Petrobras aims to mitigate risk of not collecting receivables, financial deposits or collateral from third parties or financial institutions through the analysis, granting and management of credit, based on quantitative and qualitative parameters that are appropriate for each market segment in which the Company operates.

The commercial credit portfolio is broad and diversified and comprises clients from the domestic and foreign markets.

Credit granted to financial institutions is related to collaterals received, cash surplus invested and derivative financial instruments. It is spread among “investment grade” international banks rated by international rating agencies and Brazilian banks with low credit risk.

33.6.1.	Credit quality of financial assets
a)	Cash and cash equivalents and marketable securities

The evaluation of the credit quality of these financial assets is based on external credit ratings provided by Standard & Poor’s, Moody’s and Fitch, as follows:

	Cash and cash equivalents		Marketable securities
	12.31.2024	12.31.2023	12.31.2024	12.31.2023
Investment grade – global rating	1,413	7,503	1,875	1,115
AA	315	593	876	651
A	1,098	6,890	999	464
BBB	−	20	−	−
Other ratings abroad	215	3,251	1,026	−

Investment grade - local rating (Brazil)	1,642	1,966	1,944	4,113
AAA.br	1,642	1,966	1,944	4,113
Other ratings in Brazil	1	7	−	−
	3,271	12,727	4,845	5,228

As of December 31, 2024, the Brazilian sovereign risk is BB, the best level within the speculative grade category, with effect on the rating of Brazilian banks abroad, which represent most of the Company’s balance of other ratings abroad, including cash.

These financial assets, which are not past due nor considered to be credit impaired, present fair values equivalent to or do not differ significantly from their carrying amounts.

b)	Trade and other receivables

Most of Petrobras's clients do not have a risk rating granted by rating agencies. Thus, for the definition and monitoring of credit limits, management evaluates the customer's field of activity, commercial relationship, financial relationship with Petrobras and its financial statements, among other aspects.

More information on the effect of this risk assessment is available in notes 14.2 and 14.3, which present the provision for expected credit losses and the respective accounting policy.